SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     August 11, 2004

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50839	04-3386549

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)      (888) 703-1122

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 11, 2004, Phase Forward Incorporated announced its financial results for the three and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained herein and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated
Date: August 11, 2004	By:	/s/ Robert K. Weiler
Robert K. Weiler
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Phase Forward Incorporated on August 11, 2004 announcing its second quarter financial results.

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